                        ANNUAL REPORT / OCTOBER 31, 2001

                        AIM SMALL CAP OPPORTUNITIES FUND


                                 [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                THE INDEPENDENCE DAY PARADE BY JANE WOOSTER SCOTT

  JUST AS SMALL BUSINESSES ARE A KEY COMPONENT OF THIS FESTIVE PAINTING, SMALL

  COMPANIES ARE AN IMPORTANT PART OF THE U.S. ECONOMIC LANDSCAPE. IN AIM SMALL

   CAP OPPORTUNITIES FUND, WE ENDEAVOR TO OWN THE STOCKS OF SMALLER COMPANIES

                    THAT WE BELIEVE HAVE EXCITING POTENTIAL.

                     -------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Small Cap Opportunities Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.
o   The fund is closed to new investors.
o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may decrease the fund's total return.
o Leveraging and short selling, along with other hedging strategies, may present higher risks, but also offer greater potential rewards. Short sales are riskier because they rely on the managers' ability to anticipate a security's future value. The fund, which is not a complete investment program, may not be appropriate for all investors. There is no guarantee that the fund managers' investment strategies will help investors attain their goals. Please see the prospectus for more information about specific investment strategies and risks.
o Investing in small and mid sized companies may involve risks not associated with investing in more established companies. Also, small companies may have business risk, significant stock price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks.
o The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a well-known global investment bank.
o The unmanaged MSCI World Index is a group of global securities tracked by Morgan Stanley Capital International.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system.
o The unmanaged Russell 2000 Index represents the performance of the stocks of small-capitalization companies. The unmanaged Russell 2000 Growth Index measures the performance of Russell 2000 companies with higher price/book ratios and higher forecasted growth values.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                   DEAR FELLOW SHAREHOLDER:

[PHOTO OF          We understand how challenging the fiscal year covered by this
ROBERT H.          report--October 31, 2000, to October 31, 2001--has been. Even
GRAHAM]            before September's terrorist attacks, the slowdown in the
                   economy and equity markets had been more persistent than anyone anticipated. Domestically, the S&P 500 lost 24.89% over the year while the Nasdaq Composite fell 49.84%. There was no comfort overseas--the MSCI World Index declined
                   25.51%. Growth-oriented investing was particularly out of favor, but value-oriented investing also ended up with negative returns.
                       As usually occurs during difficult stock markets,
                   fixed-income investments, particularly high-quality ones, did well. The broad-based Lehman Aggregate Bond Index was up
                   14.56% for the year.
                       To give you some idea of how harsh the equity environment
                   has been, for major domestic and global benchmarks--the S&P
                   500, the Dow Jones Industrials, the Nasdaq and the MSCI
World--the year ended October 31 was the worst one since the famous bear market of 1973-74. It was also the first year since 1990 during which both the S&P 500 and the MSCI World declined.

YOUR FUND'S PERFORMANCE
Your fund's total return for the fiscal year was disappointing--for example, Class A shares of AIM Small Cap Opportunities Fund lost 18.49% at net asset value. However, the fund's alternative investment strategy, which employs both leveraging and short selling, helped the fund in comparison with its benchmarks. As shown in the long-term performance chart later in this report, since their inception late in 1998, your fund's Class A shares have significantly outperformed both the Russell 2000 Growth Index and the broader Russell 2000.
    The following pages contain your portfolio managers' discussion of how they managed the portfolio, how markets affected the fund, and the fund's long-term record. If you have questions or comments, please contact us through our Web site, www.aimfunds.com.

NATIONAL AND MARKET RESILIENCE: GOOD REASONS FOR OPTIMISM
Into the trying economic environment of 2001 came the unthinkable attacks of September 11. Our stock markets closed for nearly a week, and consumer confidence was rattled. As the fiscal year closed, the United States was at war and markets were in a cautious mood.
    But as I write, about 12 weeks after the attacks and just over a month after the fiscal year closed, the war is going very well indeed, and the main domestic benchmarks--the Dow Industrials, the S&P 500 and the Nasdaq--are rebounding. All three had reached their year-to-date low for 2001 on September 21. From that low, as of December 7 the Dow was up more than 22%, the S&P more than 20%. The Nasdaq, typically subject to wider swings, was up more than 42%.
    Historically, a rising stock market has presaged better times in the economy. So all in all, there is good reason to believe 2002, and the years ahead, will prove more agreeable than 2001 has been. The market we have just been through is unlike anything we have seen in a generation, but our long-term economic story is a resounding success, and America's potential remains unlimited.

WHAT SHOULD INVESTORS DO NOW?
In view of the September 11 events and the bear market in equities, many of our shareholders have asked us what they should do about their investments. We at AIM intend to stay concentrated on the long term--which we consider the most advisable course for our shareholders too.
    Abruptly changing your portfolio on the basis of short-term events and market moves is rarely beneficial. As we have reminded shareholders on many occasions, if you pull out of the market for a short period and miss a few of its best days, odds are your long-term returns will be adversely affected. And portfolio diversification, as the disparate performance of equity and fixed-income investments during this fiscal year shows, remains critical to any investment plan. Now more than ever, we encourage you to stay in touch with your financial advisor, who is familiar with your goals and time horizon and can help you stay focused on those goals.
    We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 10, 2001

FUND COMPARED WELL WITH OTHERS IN ITS PEER GROUP

HOW DID AIM SMALL CAP OPPORTUNITIES FUND PERFORM IN SUCH A DIFFICULT YEAR?
The year has been a very bruising one for stocks of all kinds. Nearly all equity indexes ended the year with losses. Market declines were of historic proportions. It has been even worse for growth stocks than for value stocks; indeed, the worst year for growth stocks since the aftermath of the market crash of 1929 and the bear market of 1973-74. Since AIM Small Cap Opportunities Fund employs a growth approach, it has faced challenges similar to those of other growth funds. However, the fund's use of alternative strategies to manage market risk has enabled it to moderate the damage.
    For the fiscal year ended October 31, 2001, total return at net asset value (excluding sales charges) was -18.49% for Class A shares, -19.15% for Class B shares and -19.13% for Class C shares. By comparison, the Russell 2000 Growth Index returned -31.50%.
    The Russell 2000 Index, a broader index which includes value as well as growth stocks, returned -12.70% for the same period.
    In the face of the year's fierce volatility, the fund was so successful at mitigating risk that it ranked high among the mutual funds in its peer group tracked by independent rating firms for the quarter ended 9/30/01. Its performance was highlighted in such publications as Money magazine, Smartmoney.com and Investors Business Daily.

HOW HAVE THE PREVAILING TRENDS AFFECTED THE FUND?
The September terrorist attacks compounded an already difficult situation for the stock market and the economy. Even before the attacks, major market indexes had been declining for more than a year, due to concern over deteriorating corporate earnings, a slowing economy and rising unemployment.
    Following the attacks, stock markets were closed for nearly a week--the longest suspension of trading activity since the Great Depression of the 1930s. After markets reopened on September 17, the Dow experienced its worst week in more than 60 years, losing more than 14% of its value in just five days. All cap sizes were negatively affected. However, after reaching a low on September 21, markets began to bounce back, and continued to rise through the end of the fund's fiscal year.
    The short positions the fund was holding before the terrorist attacks served it well during the market's steep descent. Functioning as shock absorbers, they helped buffer the volatility, which is the main reason the fund holds short positions.
    The year's other major influence on the market was the Federal Reserve, which reduced short-term interest rates nine times to stimulate the economy. The rate cuts had the potential to boost corporate profitability, but some of them occurred on dates between regularly scheduled meetings, catching the market--and the

FUND AT A GLANCE

AIM Small Cap Opportunities Fund seeks to provide long-term growth of capital.

INVESTMENT STYLE: GROWTH (Focuses on the growth potential of a company's earnings, the most tangible measure of growth and success.)

o   Invests in stocks of small, vigorously growing companies

o Combines AIM's earnings momentum growth style with alternative investment strategies such as short selling and leveraging to maximize long-term risk adjusted performance

o Seeks out companies offering special opportunities such as technological advances or changes in competitive outlook

FUND PERFORMANCE VERSUS INDEXES

Average Annual Total Returns (excluding sales charges) Since inception (6/29/98--10/31/01)

BAR GRAPH

FUND CLASS A SHARES AT NAV 27.14%

RUSSELL 2000 GROWTH INDEX -5.08%*

RUSSELL 2000 INDEX -0.65%*

*Index returns from 6/30/98--10/31/01

PORTFOLIO COMPOSITION
As of 10/31/01, based on total net assets

====================================================================================================================================
TOP 10 LONG POSITIONS                           TOP 10 INDUSTRIES                             TOP 10 SHORT POSITIONS
------------------------------------------------------------------------------------------------------------------------------------
1.  iShares Russell 2000 Index Fund       3.6%  1.  Health Care Distributors & Services 8.5%  1.  Allergan, Inc.                1.1%
2.  First Horizon Pharmaceutical Corp.    2.6   2.  Semiconductors                      7.8   2.  Spinnaker Exploration Co.     0.8
3.  Merix Corp.                           2.4   3.  Semiconductor Equipment             7.3   3.  Starbucks Corp.               0.7
4.  Semtech Corp.                         2.3   4.  Telecommunications Equipment        5.9   4.  Zoran Corp.                   0.7
5.  UTStarcom, Inc.                       1.8   5.  Diversified Financial Services      5.3   5.  Sunrise Assisted Living, Inc. 0.6
6.  Raymond James Financial, Inc.         1.8   6.  Electronic Equipment & Instruments  5.3   6.  Frontier Oil Corp.            0.6
7.  Medicis Pharmaceutical Corp.-Class A  1.7   7.  Application Software                4.4   7.  99 Cents Only Stores          0.6
8.  Apria Healthcare Group Inc.           1.6   8.  Pharmaceuticals                     3.3   8.  Resources Connection, Inc.    0.6
9.  Sonic Corp.                           1.5   9.  Health Care Equipment               3.1   9.  Williams-Sonoma, Inc.         0.5
10. Macrovision Corp.                     1.5   10. Internet Software & Services        3.1   10. CBRL Group, Inc.              0.5

The fund's portfolio composition is subject to change, and there is no guarantee that the fund will continue to hold any particular security.

====================================================================================================================================

fund--by surprise. These intermeeting rate cuts hurt the fund, as some of its short positions were in stocks whose prices bounced up after the cuts.

HOW DID THE FUND RESPOND TO THE YEAR'S CHALLENGES?
The health care industries did well this year, and the fund increased its holdings substantially. The sector did especially well in the second quarter, then soared after September 11. Besides helping the fund's performance, it provided good defensive positions.
    The fund moved more of its portfolio into core growth holdings--the stocks of well-established companies with long-term records of above-average earnings growth--and relied less on earnings momentum as a buying criterion, since few firms could demonstrate an increasing rate of earnings during the prevailing recessionary climate. As of October 31, 2001, the fund had 101 long positions.

WHAT WERE SOME HOLDINGS THAT CONTRIBUTED POSITIVELY TO THE FUND'S RESULTS?
Among recent successes during the third quarter of 2001 were long positions in First Horizon Pharmaceutical and Polycom. Additional beneficial contributors were exchange-traded funds (ETFs) and index puts, which we sometimes use for both risk- and cash-management purposes.
    Good possibilities also became available in selected parts of the technology sector where prices had declined to attractive levels. An example is Semtech, which produces power management and timing synchronization products used in computer, industrial and communication applications.
    The fund decreased its holdings in retail clothing and increased its positions in food and restaurants; after declining immediately following the terrorist attacks, restaurant patronage picked up as Americans returned to their normal routines. Sonic, which holds a dominant position in the drive-in restaurant business, has been one beneficiary of such activity.

WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE AT THE CLOSE OF THE FISCAL YEAR? Signals were mixed. U.S. gross domestic product posted annualized growth of -1.1% in the third quarter, the lowest GDP in a decade. Inflation and oil prices remained low. Unemployment increased sharply from 4.9% in September to 5.4% in October. Consumer spending plummeted immediately following the terrorist attacks, but soared in October, as buyers responded briskly to low home mortgage interest rates and car dealers' offers of 0% financing.
    Though the terrorist attacks certainly dimmed hopes that a turnaround would be quick for the economy or the markets, the U.S. economy remained fundamentally sound. The S&P 500 began climbing after a low on September 21, and was still climbing at the end of October. Continued rate cuts by the Fed and proposed economic stimulus packages indicate the U.S. government's strong commitment to helping stabilize and stimulate the economy. Many economists predict several more months of weak corporate earnings before an upturn, but as always, timing is impossible to predict accurately.

          See important fund and index disclosures inside front cover.

YOUR FUND'S LONG-TERM PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/01, including sales charge
================================================================================
CLASS A SHARES
Inception (6/29/98)         25.01%
 1 Year                    -22.98

CLASS B SHARES
Inception (7/13/98)         25.74%
 1 Year                    -21.49

CLASS C SHARES
Inception (12/30/98)        25.49%
 1 Year                    -19.59

In addition to returns as of the close of the reporting period, industry regulations require us to provide the fund's average annual total returns (including sales charges) for the periods ended 9/30/01 (the most recent calendar quarter end), which are as follows. Class A shares, one year, -33.02%; inception (6/29/98), 23.14%. Class B shares, one year, -31.71%; inception (7/13/98), 23.85%. Class C shares, one year, -30.08%; inception (12/30/98),
23.34%.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

RESULTS OF A $10,000 INVESTMENT
6/29/98-10/31/01

================================================================================
MOUNTAIN GRAPH          RUSSELL 2000 INDEX     RUSSELL 2000
                        $9,785                 GROWTH INDEX
AIM SMALL CAP           6/98     10000         $8,403
OPPORTUNITIES                     9190         6/98     10000
FUND,                             7405                   9165
CLASS A SHARES                    7985                   7050
$21,075                 10/98     8311                   7765
6/98      9450                    8746         10/98     8170
          9223                    9288                   8804
          7475                    9411                   9601
          8534                    8649                  10033
10/98     8780                    8784                   9115
          9801          4/99      9571                   9439
         11103                    9711         4/99     10273
         11509                   10150                  10289
         10451                    9872                  10831
         11141                    9506                  10497
4/99     12087                    9508                  10104
         12305          10/99     9547                  10299
         13374                   10117         10/99    10563
         14055                   11262                  11679
         14037                   11081                  13738
         14821                   12911                  13610
10/99    15965                   12060                  16778
         18094          4/00     11334                  15014
         20451                   10673         4/00     13498
         20897                   11604                  12315
         28203                   11230                  13907
         26965                   12087                  12715
4/00     24600                   11732                  14052
         23490          10/00    11208                  13354
         27300                   10057         10/00    12270
         25529                   10921                  10041
         27905                   11490                  10656
         27788                   10736                  11518
10/00    25857                   10211                   9939
         22966          4/01     11010                   9035
         25159                   11281         4/01     10141
         25632                   11670                  10377
         23202                   11039                  10660
         21481                   10682                   9751
4/01     22899                    9244                   9141
         22798          10/01     9785                   7666
         23169                                 10/01     8403
         22681
         22039
         19694
10/01    21075

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

================================================================================
The chart on the right compares AIM Small Cap Opportunities Fund's Class A shares to benchmark indexes. It is intended to give you an idea of how your fund performed compared to those indexes over the period 6/29/98-10/31/01. (The data for the indexes are for the period 6/30/98-10/31/01.)
    It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the Russell 2000 Index or the Russell 2000 Growth Index is not managed and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect the return on your investment.
    Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover.
    Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or on redemption of fund shares. Index performance does not reflect the effects of taxes either.

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law.
    For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms. Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.


 A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
        Funds--Registered Trademark-- o AMVESCAP National Trust Company


AIM eDELIVERY CAN REDUCE YOUR PAPER MAIL

You can have fund reports and prospectuses delivered electronically! When you sign up for eDelivery, we will e-mail you a link, and you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    To enroll, go to www.aimfunds.com, select "Your AIM Account," long in, click on the "Account Options" dropdown menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, eDelivery is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.

TO CHOOSE A FUND CHECK MORE THAN PERFORMANCE

Financial markets have posed quite a challenge to investors recently. What was in favor just months ago may be out of favor now, and vice versa. Anyone who invested during the long-running bull market of the 1990s has probably seen some of his or her returns evaporate in the more challenging market environment of late. The bulging coffers of many money market mutual funds mean some investors have opted to sit things out and wait until things seem more favorable. Other investors may be searching the mutual fund universe for those funds that seem to be weathering the storm better than others. After all, isn't it logical to switch from a mutual fund that is not performing well at the moment to one that is? Not always. What's an investor to do?

LOOK AT THE BIG PICTURE
It's very tempting to look only at returns when you invest in a mutual fund. But there are other factors to consider:
How well does the fund match my financial goals?
Different kinds of mutual funds are appropriate for different people at different stages. Are you a young adult early in your work life, or are you approaching retirement? Are you investing to buy a house, car or other large item soon, or are you investing for your later years?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you should assess how aggressive you can afford to be--you may need to be more conservative than you thought to meet your goal.
How well does the fund match my tolerance for risk?
Many mutual funds that report high-flying returns over the short run may be pretty aggressive--and therefore relatively risky. They may have the potential to make your money grow, but they may also entail more risk than you may be prepared to take.
    Of course, investing in any mutual fund brings with it a certain amount of risk, but this risk can vary widely depending on the types of holdings in which a fund invests. It's important that you take a hard look at your risk tolerance before investing in any fund, particularly if you are ratcheting up to a more aggressive fund.
How well does the fund fit into my portfolio?
When a market sector or mutual fund is doing well, you may be tempted to overload your portfolio with the "winner of the moment." It seems to make sense--you're making money with that investment, so you should allocate more money to it, right?
    Be careful. A narrowly invested portfolio could be especially vulnerable to market volatility. Spreading your investment over several types of funds or investing in one diversified fund can help you spread out your risk--the more diversified your portfolio, the less overlap it should have. Less overlap can mean less risk.

PAST PERFORMANCE IS NO GUARANTEE
The phenomenal returns of the 1990s were the result of a number of unique factors--the strong U.S. economy, the proliferation of new technology companies and record amounts of cash being poured into the stock market, to name a few. Even so, it may seem that everyone always came out a winner in the '90s.
    In reality, market sectors go in and out of favor from year to year. Just because financial markets as a whole enjoy good performance doesn't mean every segment of the market does. For example, in 1999 only a few large companies accounted for many of the markets' records--more than half the stocks in the S&P 500 declined that year. The technology sector was clearly dominant; the tech component of the S&P 500 finished 1999 with a return of 75.11%, while the capital goods component of the index, which came in second for the year, had a return of 28.76%. So if you didn't invest in technology in 1999, you probably didn't enjoy the same performance as people who did.

    As we've seen in 2000 and 2001, financial markets can be quite fickle, revolving around investors' perceptions as much as hard facts. Because of the ever-changing nature of the market environment, many high-performing mutual funds don't repeat their gains from year to year. This doesn't necessarily mean a fund had a "bad" year or that fund managers chose holdings poorly. It may just mean that the environment for a particular fund was not as ideal as it had been in the past. This can be true for any mutual fund.

KEEP EXPECTATIONS REALISTIC
Along with recognizing how quickly the market environment can change, it's important to keep your expectations realistic. Of course you would like your investments to do well every year, but chances are they won't. It's the nature of the beast. So what you should be shooting for is good performance over the long term. While your investment may not have a stellar year every year, over time its average returns may prove to be just what you hoped for.
    Sometimes it's hard to be patient when it seems like everyone else's investments are doing better than yours. You may be tempted to chase winning performance by trying to time the market, switching in and out of funds as markets or sectors go in and out of favor. But this strategy can greatly increase your risk and it rarely works--you may end up with significantly lower returns than if you'd just stayed put. (There can also be adverse tax consequences.)

ASSET ALLOCATION:
THE OLD STANDBY
The truth is, no one knows for sure what is going to perform well in the market, which is why mutual fund investors should diversify using asset allocation--spreading investments over several fund types (e.g., core, growth, international and income).
    As Isaac Newton proved, what goes up must come down. A diversified portfolio can offer some protection in a market downturn because when your assets are spread over several different types of funds, chances are at least one of them is keeping its head above water. And while a diversified fund portfolio probably won't perform as well as the flashiest stock fund, it probably won't do as badly as the worst of them either.
    Your financial advisor can help you determine what kinds of mutual funds best fit your investment goals and risk tolerance. Talk to your financial advisor for more information.

(1)The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the stock market.
(2)Source Bloomberg

DOLLAR-COST AVERAGING CAN LOWER THE COST OF INVESTING
One useful way to buy shares of a mutual fund is through dollar-cost averaging. In such a plan, you invest a certain amount at regular intervals--say $200 per month--which allows you to buy more shares when mutual fund prices go down and fewer shares when prices go up. This gives you the benefit of your average cost per share actually being less than the average price per share.

Please keep in mind that this example is hypothetical and is not indicative of the performance of any investment, IRA or AIM fund. Dollar-cost averaging does not assure a profit and does not protect against loss in declining markets. Since dollar-cost averaging involves continuous investing regardless of fluctuating securities prices, investors should consider their ability to continue purchases over an extended period of time.

MONTH            AMOUNT INVESTED       SHARE PRICE      SHARES PURCHASED

JANUARY                $200                $24               8.333
FEBRUARY                200                 20              10.000
MARCH                   200                 14              14.286
APRIL                   200                 18              11.111
MAY                     200                 22               9.091
JUNE                    200                 24               8.333
6-MONTH TOTAL        $1,200               $122              61.154

Average price per share: $122 divided by 6 = $20.33
Average cost per share: $1,200 divided by 61.154 = $19.62

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                               MARKET
                                                 SHARES        VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-85.60%

AEROSPACE & DEFENSE-1.10%

Aeroflex Inc.(a)                                  375,000   $  5,501,250
========================================================================

APPAREL RETAIL-2.72%

bebe stores, inc.(a)                              100,000      1,668,000
------------------------------------------------------------------------
Charlotte Russe Holding Inc.(a)                   300,000      4,260,000
------------------------------------------------------------------------
Christopher & Banks Corp.(a)(b)                   155,000      5,107,250
------------------------------------------------------------------------
Hot Topic, Inc.(a)                                105,000      2,654,400
========================================================================
                                                              13,689,650
========================================================================

APPLICATION SOFTWARE-4.36%

Cerner Corp.(a)                                    45,000      2,418,750
------------------------------------------------------------------------
Eclipsys Corp.(a)                                 300,000      3,747,000
------------------------------------------------------------------------
Informatica Corp.(a)(b)                           500,000      4,635,000
------------------------------------------------------------------------
Nuance Communications Inc.(a)                     250,000      2,017,500
------------------------------------------------------------------------
Precise Software Solutions Ltd. (Israel)(a)       250,000      4,777,500
------------------------------------------------------------------------
SeaChange International, Inc.(a)(b)               175,000      4,305,000
========================================================================
                                                              21,900,750
========================================================================

BANKS-1.38%

Investors Financial Services Corp.                 50,000      2,645,000
------------------------------------------------------------------------
Southwest Bancorp. of Texas, Inc.(a)              150,000      4,303,500
========================================================================
                                                               6,948,500
========================================================================

BIOTECHNOLOGY-0.56%

SangStat Medical Corp.(a)(b)                      125,000      2,830,000
========================================================================

BROADCASTING & CABLE TV-1.58%

Cox Radio, Inc.-Class A(a)                        250,000      5,425,000
------------------------------------------------------------------------
Hispanic Broadcasting Corp.(a)                    150,000      2,514,000
========================================================================
                                                               7,939,000
========================================================================

CATALOG RETAIL-1.66%

dELiA*s Corp.-Class A(a)                          900,000      5,571,000
------------------------------------------------------------------------
J. Jill Group Inc.(a)                             180,000      2,750,400
========================================================================
                                                               8,321,400
========================================================================

COMPUTER HARDWARE-0.88%

Concurrent Computer Corp.(a)                      375,000      4,402,500
========================================================================

CONSTRUCTION & ENGINEERING-0.63%

Shaw Group Inc. (The)(a)                          115,000      3,162,500
========================================================================

DATA PROCESSING SERVICES-0.88%

National Data Corp.                               125,000      4,400,000
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.11%

DiamondCluster International, Inc.-Class A(a)     542,500      5,587,750
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

DIVERSIFIED FINANCIAL SERVICES-5.34%

iShares Russell 2000 Index Fund                   212,000   $ 18,041,200
------------------------------------------------------------------------
Raymond James Financial, Inc.                     300,000      8,769,000
========================================================================
                                                              26,810,200
========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.86%

Wilson Greatbatch Technologies, Inc.(a)           150,000      4,312,500
========================================================================

ELECTRONIC EQUIPMENT &
  INSTRUMENTS-5.28%

FLIR Systems, Inc.(a)                             100,000      4,632,000
------------------------------------------------------------------------
Merix Corp.(a)(b)(c)                              701,300     11,837,944
------------------------------------------------------------------------
Plexus Corp.(a)                                   200,000      5,000,000
------------------------------------------------------------------------
Varian Inc.(a)                                    200,000      5,068,000
========================================================================
                                                              26,537,944
========================================================================

ENVIRONMENTAL SERVICES-0.38%

Tetra Tech, Inc.(a)                                74,400      1,925,472
========================================================================

GENERAL MERCHANDISE STORES-1.36%

Fred's, Inc.                                      209,000      6,844,750
========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-8.51%

AdvancePCS(a)                                      50,000      3,038,500
------------------------------------------------------------------------
Apria Healthcare Group Inc.(a)                    350,000      8,050,000
------------------------------------------------------------------------
Covance Inc.(a)                                   170,000      3,119,500
------------------------------------------------------------------------
D & K Healthcare Resources, Inc.                   85,000      4,760,000
------------------------------------------------------------------------
First Horizon Pharmaceutical Corp.(a)             487,500     12,845,625
------------------------------------------------------------------------
Omnicell, Inc.(a)                                 328,400      2,610,780
------------------------------------------------------------------------
Pharmaceutical Product Development, Inc.(a)       150,000      4,000,500
------------------------------------------------------------------------
Priority Healthcare Corp.-Class B(a)              150,000      4,333,500
========================================================================
                                                              42,758,405
========================================================================

HEALTH CARE EQUIPMENT-3.10%

ArthroCare Corp.(a)                               225,000      4,443,750
------------------------------------------------------------------------
Integra LifeSciences Holdings(a)                  125,000      3,675,000
------------------------------------------------------------------------
Med-Design Corp. (The)(a)                         275,000      5,513,750
------------------------------------------------------------------------
Therasense, Inc.(a)                                76,000      1,960,800
========================================================================
                                                              15,593,300
========================================================================

HEALTH CARE FACILITIES-1.34%

Triad Hospitals, Inc.(a)                          250,000      6,725,000
========================================================================

HEAVY ELECTRICAL EQUIPMENT-0.73%

Global Power Equipment Group Inc.(a)              245,900      3,686,041
========================================================================

INDUSTRIAL MACHINERY-0.76%

CoorsTek, Inc.(a)                                 145,000      3,842,500
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

INTERNET SOFTWARE & SERVICES-3.05%

EarthLink, Inc.(a)                                325,000   $  4,761,250
------------------------------------------------------------------------
F5 Networks, Inc.(a)                              190,000      2,867,100
------------------------------------------------------------------------
Netegrity, Inc.(a)                                200,000      2,348,000
------------------------------------------------------------------------
SonicWALL, Inc.(a)                                375,000      5,325,000
========================================================================
                                                              15,301,350
========================================================================

IT CONSULTING & SERVICES-1.38%

Forrester Research, Inc.(a)                       260,000      4,199,000
------------------------------------------------------------------------
Gartner, Inc.-Class A(a)                          300,000      2,727,000
========================================================================
                                                               6,926,000
========================================================================

LEISURE FACILITIES-0.47%

Six Flags, Inc.(a)                                200,000      2,360,000
========================================================================

MANAGED HEALTH CARE-0.80%

Caremark Rx, Inc.(a)                              300,000      4,020,000
========================================================================

MARINE-0.32%

A.C.L.N. Ltd. (Cyprus)(a)                          60,000      1,603,800
========================================================================

METAL & GLASS CONTAINERS-0.66%

Intertape Polymer Group Inc. (Canada)(a)          333,500      3,331,665
========================================================================

MOVIES & ENTERTAINMENT-2.10%

4Kids Entertainment, Inc.(a)                      150,000      3,150,000
------------------------------------------------------------------------
Macrovision Corp.(a)                              300,000      7,383,000
========================================================================
                                                              10,533,000
========================================================================

MULTI-LINE INSURANCE-1.09%

HCC Insurance Holdings, Inc.                      200,000      5,498,000
========================================================================

OIL & GAS DRILLING-0.79%

Patterson-UTI Energy, Inc.(a)(b)                  220,000      3,964,400
========================================================================

OIL & GAS EQUIPMENT & SERVICES-0.92%

Veritas DGC Inc.(a)                               300,000      4,608,000
========================================================================

PERSONAL PRODUCTS-0.93%

Steiner Leisure Ltd.(a)                           250,000      4,695,000
========================================================================

PHARMACEUTICALS-3.34%

CIMA Labs Inc.(a)                                 100,000      5,405,000
------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(a)           150,000      8,653,500
------------------------------------------------------------------------
Pharmaceutical Resources, Inc.(a)                  80,000      2,744,000
========================================================================
                                                              16,802,500
========================================================================

PROPERTY & CASUALTY INSURANCE-0.82%

Vesta Insurance Group, Inc.                       325,000      4,140,500
========================================================================

PUBLISHING & PRINTING-1.12%

Getty Images, Inc.(a)                             360,100      5,613,959
========================================================================

RESTAURANTS-1.50%

Sonic Corp.(a)                                    225,000      7,539,750
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

SEMICONDUCTOR EQUIPMENT-7.31%

Amkor Technology, Inc.(a)                         230,000   $  2,863,500
------------------------------------------------------------------------
ATMI, Inc.(a)                                     222,500      4,240,850
------------------------------------------------------------------------
Cymer, Inc.(a)                                    100,000      2,090,000
------------------------------------------------------------------------
FEI Co.(a)                                        100,000      2,698,000
------------------------------------------------------------------------
Kulicke & Soffa Industries, Inc.(a)(b)            450,000      6,826,500
------------------------------------------------------------------------
LTX Corp.(a)(b)                                   300,000      4,938,000
------------------------------------------------------------------------
Mattson Technology, Inc.(a)                       650,000      3,250,000
------------------------------------------------------------------------
Photronics, Inc.(a)                               275,000      6,825,500
------------------------------------------------------------------------
Varian Semiconductor Equipment Associates,
  Inc.(a)                                         100,000      3,004,000
========================================================================
                                                              36,736,350
========================================================================

SEMICONDUCTORS-7.81%

ChipPAC, Inc.(a)                                  650,000      3,243,500
------------------------------------------------------------------------
Cirrus Logic, Inc.(a)                             200,000      2,226,000
------------------------------------------------------------------------
Cree, Inc.(a)                                     225,000      4,038,750
------------------------------------------------------------------------
Elantec Semiconductor, Inc.(a)                    175,000      5,720,750
------------------------------------------------------------------------
Genesis Microchip Inc. (Canada)(a)(b)             150,000      6,931,500
------------------------------------------------------------------------
Semtech Corp.(a)                                  300,000     11,325,000
------------------------------------------------------------------------
TriQuint Semiconductor, Inc.(a)                   325,000      5,746,000
========================================================================
                                                              39,231,500
========================================================================

SPECIALTY STORES-0.78%

PETsMART, Inc.(a)                                 500,000      3,905,000
========================================================================

TELECOMMUNICATIONS EQUIPMENT-5.89%

Advanced Fibre Communications, Inc.(a)            200,000      3,726,000
------------------------------------------------------------------------
Harmonic Inc.(a)                                  900,000      7,263,000
------------------------------------------------------------------------
Polycom, Inc.(a)                                  135,000      4,047,300
------------------------------------------------------------------------
Tollgrade Communications, Inc.(a)                 225,000      5,735,250
------------------------------------------------------------------------
UTStarcom, Inc.(a)                                375,000      8,805,000
========================================================================
                                                              29,576,550
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $399,129,177)                          430,106,736
========================================================================

                                               PRINCIPAL
                                                 AMOUNT
CONVERTIBLE CORPORATE NOTES-0.70%

HEALTH CARE FACILITIES-0.70%

Service Corp. International, Unsec. Sub.
  Conv. Notes, 6.75%, 06/22/08 (Cost
  $3,018,750)                                  $3,000,000      3,502,500
========================================================================

U.S. TREASURY SECURITIES-0.99%

U.S. TREASURY BILLS-0.99%

2.56%, 12/20/01 (Cost $4,985,504)(d)            5,000,000      4,985,504
========================================================================

                                                NUMBER
                                                  OF       EXERCISE   EXPIRATION     MARKET
                                               CONTRACTS    PRICE        DATE        VALUE
OPTIONS
  PURCHASED-2.02%

CALLS-0.05%

Med-Design Corp. (The)                           1,200      $   25      Jan-02     $  177,000
---------------------------------------------------------------------------------------------
                                                 1,200          50      Jan-02         24,000
---------------------------------------------------------------------------------------------
Sun Microsystems, Inc.                           6,000        22.5      Jan-02         30,000
=============================================================================================
                                                                                      231,000
=============================================================================================

PUTS-1.97%

Nasdaq 100 Index(b)                                309       1,250      Dec-01      1,820,010
---------------------------------------------------------------------------------------------
Philadelphia Oil Service Sector Index            1,500          70      Nov-01        101,250
---------------------------------------------------------------------------------------------
S & P 500 Index(e)                                 630       1,050      Nov-01      1,389,150
---------------------------------------------------------------------------------------------
                                                 1,641       1,050      Dec-01      6,588,615
=============================================================================================
                                                                                    9,899,025
=============================================================================================
    Total Options Purchased
      (Cost $12,555,486)                                                           10,130,025
=============================================================================================

                                                 SHARES
MONEY MARKET FUNDS-14.04%

STIC Liquid Assets Portfolio(f)                35,278,018     35,278,018
------------------------------------------------------------------------
STIC Prime Portfolio(f)                        35,278,018     35,278,018
========================================================================
    Total Money Market Funds (Cost
      $70,556,036)                                            70,556,036
========================================================================
TOTAL INVESTMENTS-103.35% (Cost $490,244,953)                519,280,801
========================================================================
OTHER ASSETS LESS LIABILITIES-(3.35%)                        (16,820,269)
========================================================================
NET ASSETS-100.00%                                          $502,460,532
________________________________________________________________________
========================================================================

                                               SHARES
                                                SOLD       MARKET
                                                SHORT       VALUE
SECURITIES SOLD SHORT(g)

Administaff, Inc.                              100,000   $ 2,249,000
--------------------------------------------------------------------
Allergan, Inc.                                  75,500     5,420,145
--------------------------------------------------------------------
Best Buy Co., Inc.                              35,000     1,921,500
--------------------------------------------------------------------
Cabot Microelectronics Corp.                    30,000     1,988,400
--------------------------------------------------------------------
CBRL Group, Inc.                               105,000     2,636,550
--------------------------------------------------------------------
Corporate Executive Board Co. (The)             75,000     2,292,750
--------------------------------------------------------------------
Frontier Oil Corp.                             150,000     2,850,000
--------------------------------------------------------------------
Lands' End, Inc.                                75,000     2,403,000
--------------------------------------------------------------------
MBNA Corp.                                      60,600     1,673,166
--------------------------------------------------------------------
Mobile Mini, Inc.                               75,000     2,338,500
--------------------------------------------------------------------
99 Cents Only Stores                            78,900     2,804,895
--------------------------------------------------------------------
Orthodontic Centers of America, Inc.            50,000     1,261,500
--------------------------------------------------------------------
Resources Connection, Inc.                     125,000     2,786,250
--------------------------------------------------------------------
Specialty Laboratories, Inc.                    75,200     2,166,512
--------------------------------------------------------------------
Spinnaker Exploration Co.                       90,000     3,949,200
--------------------------------------------------------------------
Starbucks Corp.                                217,500     3,723,600
--------------------------------------------------------------------
Sunrise Assisted Living, Inc.                  100,000     2,989,000
--------------------------------------------------------------------
Syncor International Corp.                      45,000     1,305,000
--------------------------------------------------------------------
UnitedHealth Group Inc.                         35,000     2,301,250
--------------------------------------------------------------------
Whole Foods Market, Inc.                        50,000     1,737,500
--------------------------------------------------------------------
Williams-Sonoma, Inc.                          105,000     2,719,500
--------------------------------------------------------------------
Zoran Corp.                                    135,000     3,414,150
====================================================================
Total Securities Sold Short                              $56,931,368
____________________________________________________________________
====================================================================

Investment Abbreviations:

Conv.   - Convertible
Sub.    - Subordinated
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b)  A portion of this security is subject to call options written. See Note 7.
(c) Affiliated issuer in which the Fund's holdings of the issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The market value as of 10/31/01 represented 2.36% of the Fund's net assets.
(d) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(e)  A portion of this security is subject to put options written. See Note 8.
(f) The money market fund and the Fund are affiliated by having the same investment advisor.
(g) Collateral on short sales was segregated by the Fund in the amount of $58,611,350 which represents 103% of market value.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $490,244,953)                                 $519,280,801
------------------------------------------------------------
Cash                                               7,103,426
------------------------------------------------------------
Receivables for:
  Investments sold                                   547,482
------------------------------------------------------------
  Fund shares sold                                   102,261
------------------------------------------------------------
  Dividends and interest                             256,438
------------------------------------------------------------
  Investments sold short                          55,170,109
------------------------------------------------------------
  Short positions covered                             64,269
------------------------------------------------------------
  Short stock rebates                                 83,481
------------------------------------------------------------
Investment for deferred compensation plan             22,605
------------------------------------------------------------
Other assets                                          21,011
============================================================
    Total assets                                 582,651,883
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           19,459,897
------------------------------------------------------------
  Fund shares reacquired                             985,674
------------------------------------------------------------
  Options written (premiums received
    $1,753,742)                                    2,302,085
------------------------------------------------------------
  Deferred compensation plan                          22,605
------------------------------------------------------------
  Short stock account dividends                        3,200
------------------------------------------------------------
Market value of securities sold short
  (proceeds from short sales $55,170,109)         56,931,368
------------------------------------------------------------
Accrued distribution fees                            350,582
------------------------------------------------------------
Accrued trustees' fees                                 1,489
------------------------------------------------------------
Accrued transfer agent fees                           48,766
------------------------------------------------------------
Accrued operating expenses                            85,685
============================================================
    Total liabilities                             80,191,351
============================================================
Net assets applicable to shares outstanding     $502,460,532
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $267,260,447
____________________________________________________________
============================================================
Class B                                         $208,563,442
____________________________________________________________
============================================================
Class C                                         $ 26,636,643
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           21,403,511
____________________________________________________________
============================================================
Class B                                           17,332,937
____________________________________________________________
============================================================
Class C                                            2,210,410
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $      12.49
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $12.49 divided by
      94.50%)                                   $      13.22
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $      12.03
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $      12.05
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends from affiliated money market funds   $   2,877,869
------------------------------------------------------------
Dividends                                          1,211,939
------------------------------------------------------------
Interest                                           1,279,988
------------------------------------------------------------
Short stock rebates                                3,701,127
============================================================
    Total investment income                        9,070,923
============================================================

EXPENSES:

Advisory fees                                      4,539,159
------------------------------------------------------------
Administrative services fees                         123,970
------------------------------------------------------------
Custodian fees                                        77,676
------------------------------------------------------------
Distribution fees -- Class A                       1,190,945
------------------------------------------------------------
Distribution fees -- Class B                       2,539,549
------------------------------------------------------------
Distribution fees -- Class C                         335,172
------------------------------------------------------------
Interest                                              60,260
------------------------------------------------------------
Transfer agent fees -- Class A                       251,827
------------------------------------------------------------
Transfer agent fees -- Class B                       218,661
------------------------------------------------------------
Transfer agent fees -- Class C                        28,859
------------------------------------------------------------
Trustees' fees                                        11,299
------------------------------------------------------------
Dividends on short sales                              91,229
------------------------------------------------------------
Other                                                280,172
============================================================
    Total expenses                                 9,748,778
============================================================
Less: Fees waived                                   (342,133)
------------------------------------------------------------
    Expenses paid indirectly                         (18,108)
============================================================
    Net expenses                                   9,388,537
============================================================
Net investment income (loss)                        (317,614)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FUTURES CONTRACTS,
  OPTION CONTRACTS AND SECURITIES SOLD SHORT:

Net realized gain (loss) from:
  Investment securities                          (55,928,655)
------------------------------------------------------------
  Futures contracts                              (15,121,226)
------------------------------------------------------------
  Option contracts written                        12,437,766
------------------------------------------------------------
  Securities sold short                           40,900,423
============================================================
                                                 (17,711,692)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                         (133,194,930)
------------------------------------------------------------
  Option contracts written                           603,596
------------------------------------------------------------
  Securities sold short                           10,758,703
============================================================
                                                (121,832,631)
============================================================
Net gain (loss) from investment securities,
  futures contracts, option contracts and
  securities sold short                         (139,544,323)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(139,861,937)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001, the three months ended October 31, 2000, and the year ended July 31, 2000

                                                               YEAR ENDED     THREE MONTHS ENDED    YEAR ENDED
                                                               OCTOBER 31,       OCTOBER 31,         JULY 31,
                                                                  2001               2000              2000
                                                              -------------   ------------------   ------------
OPERATIONS:

  Net investment income (loss)                                $    (317,614)     $     97,868      $ (6,597,179)
---------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    futures contracts, option contracts and securities sold
    short                                                       (17,711,692)       55,826,482       286,180,807
---------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, option contracts and securities
    sold short                                                 (121,832,631)      (48,075,372)       90,531,180
===============================================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (139,861,937)        7,848,978       370,114,808
===============================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                           (97,674)               --                --
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                      (163,277,845)               --       (15,796,321)
---------------------------------------------------------------------------------------------------------------
  Class B                                                      (124,916,468)               --       (11,509,981)
---------------------------------------------------------------------------------------------------------------
  Class C                                                       (17,136,847)               --        (1,189,843)
---------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        63,151,173       (10,920,967)       52,117,173
---------------------------------------------------------------------------------------------------------------
  Class B                                                        64,267,666        (3,363,049)       35,576,046
---------------------------------------------------------------------------------------------------------------
  Class C                                                         5,351,320         1,244,247        25,368,723
===============================================================================================================
    Net increase (decrease) in net assets                      (312,520,612)       (5,190,791)      454,680,605
===============================================================================================================

NET ASSETS:

  Beginning of year                                             814,981,144       820,171,935       365,491,330
===============================================================================================================
  End of year                                                 $ 502,460,532      $814,981,144      $820,171,935
_______________________________________________________________________________________________________________
===============================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 486,573,689      $354,467,244      $366,807,012
---------------------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (29,141)           14,830           (83,038)
---------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, futures contracts, option contracts and
    securities sold short                                       (10,810,264)      311,940,191       256,813,710
---------------------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, option
    contracts and securities sold short                          26,726,248       148,558,879       196,634,251
===============================================================================================================
                                                              $ 502,460,532      $814,981,144      $820,171,935
_______________________________________________________________________________________________________________
===============================================================================================================

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Small Cap Opportunities Fund (the "Fund") is a series portfolio of AIM Special Opportunities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. The Fund closed to new investors on November 4, 1999. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income and short stock rebate income are recorded on the accrual basis. Dividend income and dividend expense on short sales are recorded on the ex-dividend date.
     On October 31, 2001, undistributed net investment income (loss) was increased by $371,317, undistributed net realized gains increased by $292,397 and paid in capital decreased by $663,714 as a result of differing book/tax treatment of stock issuance costs, organizational expenses, net operating loss and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The fund has a capital loss carryforward of $7,727,239 as of October 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009.

E. Securities Sold Short -- The Fund may enter into short sales of securities which it concurrently holds (against the box) or for which it holds no corresponding position (naked). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations disclosed in "A" above. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates.
     The Fund is required to segregate cash or securities as collateral in margin accounts at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The short stock rebate presented in the statement of operations represents income earned on short sale proceeds held on deposit with the broker. The Fund may also earn or incur margin interest on short sales transactions. Margin interest is the income earned (expense incurred) as a result of the market value of securities sold short being less than (greater than) the proceeds received from the short sales.

F. Put Options -- The Fund may purchase and write put options including securities index options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedge. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying securities to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received.

G. Call Options -- The Fund may write and buy call options, including securities index options. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
     An option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost if the changes in the level of the index do not exceed the cost of the option. In writing securities index options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of hedged securities. Moreover, in the event the Fund were unable to close an option it had written, it might be unable to sell the securities used as cover.

H. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

I. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

J. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays a base management fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. The base management fee will be adjusted, on a monthly basis starting January 1, 2001, (i) upward at the rate of 0.15%, on a pro rata basis, for each percentage point the 12-month rolling investment performance of the Class A shares exceeds the sum of 2.00% and the 12-month rolling investment record of the Russell 2000 Index, or (ii) downward at the rate of 0.15%, on a pro rata basis, for each percentage point the 12-month rolling investment record of the Russell 2000 Index less 2.00% exceeds the 12-month rolling investment performance of the Class A shares. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $1,863.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $123,970 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $273,027 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $850,675, $2,539,549 and $335,172, respectively, as compensation under the Plans. During the Fund's closing to new investors, AIM Distributors has agreed to waive 0.10% of the Fund's average daily net assets of Class A distribution plan fees. During the year ended October 31, 2001, AIM Distributors waived fees of $340,270 for Class A shares.
  AIM Distributors received commissions of $32,380 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $41,997 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2001, the Fund paid legal fees of $4,183 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $10,965 and reductions in custodian fees of $7,143 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $18,108.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $240,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.10% on the unused balance of the committed line. During the year ended October 31, 2001, the average outstanding daily balance of bank loans for the Fund was $191,781 with a weighted average interest rate of 4.87%.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $1,354,594,555 and $1,410,372,363, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 was as follows:

Aggregate unrealized appreciation of:
  Investment securities                      $ 55,510,260
---------------------------------------------------------
  Securities sold short                         1,712,037
---------------------------------------------------------
Aggregate unrealized (depreciation) of:
  Investment securities                       (28,175,863)
---------------------------------------------------------
  Securities sold short                        (2,225,204)
=========================================================
Net unrealized appreciation of investment
  securities                                 $ 26,821,230
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $491,946,404.
Proceeds from securities sold short for tax purposes is
$56,418,201.

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2001 are summarized as follows:

                                                                CALL OPTION CONTRACTS
                                                              -------------------------
                                                              NUMBER OF      PREMIUMS
                                                              CONTRACTS      RECEIVED
                                                              ---------    ------------
Beginning of year                                                1,436     $  2,512,958
---------------------------------------------------------------------------------------
Written                                                        162,887       62,592,873
---------------------------------------------------------------------------------------
Closed                                                        (134,268)     (60,136,404)
---------------------------------------------------------------------------------------
Exercised                                                      (12,282)      (2,536,400)
---------------------------------------------------------------------------------------
Expired                                                         (7,310)      (1,062,212)
=======================================================================================
End of year                                                     10,463     $  1,370,815
_______________________________________________________________________________________
=======================================================================================



Open call option contracts written at October 31, 2001 were as follows:

                                                                                                   OCTOBER 31,       UNREALIZED
                                               CONTRACT     STRIKE      NUMBER OF     PREMIUMS         2001         APPRECIATION
ISSUE                                           MONTH        PRICE      CONTRACTS     RECEIVED     MARKET VALUE    (DEPRECIATION)
-----                                          --------    ---------    ---------    ----------    ------------    --------------
Christopher & Banks Corp.                       Nov-01     $   35           515      $   70,553     $   57,938       $  12,615
---------------------------------------------------------------------------------------------------------------------------------
Genesis Microchip Inc.                          Nov-01         40         1,000         126,996        725,000        (598,004)
---------------------------------------------------------------------------------------------------------------------------------
Informatica Corp.                               Dec-01         10         1,650         193,043        177,375          15,668
---------------------------------------------------------------------------------------------------------------------------------
Kulicke & Soffa Industries, Inc.                Nov-01         15         1,500         109,496        138,750         (29,254)
---------------------------------------------------------------------------------------------------------------------------------
LTX Corp.                                       Nov-01         17.50      1,000          98,737         72,500          26,237
---------------------------------------------------------------------------------------------------------------------------------
Merix Corp.                                     Nov-01         17.50      1,200         116,266        117,000            (734)
---------------------------------------------------------------------------------------------------------------------------------
Nasdaq 100 Index                                Nov-01      1,600           295         279,356        147,500         131,856
---------------------------------------------------------------------------------------------------------------------------------
Patterson-UTI Energy, Inc.                      Nov-01         17.50      2,200         171,660        313,500        (141,840)
---------------------------------------------------------------------------------------------------------------------------------
SangStat Medical Corp.                          Nov-01         22.50        500         100,996         76,250          24,746
---------------------------------------------------------------------------------------------------------------------------------
SeaChange International, Inc.                   Nov-01         25           603         103,712         94,972           8,740
=================================================================================================================================
                                                                         10,463      $1,370,815     $1,920,785       $(549,970)
_________________________________________________________________________________________________________________________________
=================================================================================================================================


NOTE 8-PUT OPTION CONTRACTS

Transactions in put options contracts written during the year ended October 31, 2001 are summarized as follows:

                                                                PUT OPTION CONTRACTS
                                                              -------------------------
                                                              NUMBER OF      PREMIUMS
                                                              CONTRACTS        PAID
                                                              ---------    ------------
Beginning of year                                                1,849     $  3,021,302
---------------------------------------------------------------------------------------
Purchased                                                       26,089       12,625,170
---------------------------------------------------------------------------------------
Closed                                                         (23,993)     (14,544,258)
---------------------------------------------------------------------------------------
Exercised                                                       (3,125)        (719,287)
=======================================================================================
End of year                                                        820     $    382,927
_______________________________________________________________________________________
=======================================================================================



Open put option contracts written at October 31, 2001 were as follows:

                                                                                                   OCTOBER 31,
                                                    CONTRACT    STRIKE    NUMBER OF    PREMIUMS        2001         UNREALIZED
ISSUE                                                MONTH      PRICE     CONTRACTS    RECEIVED    MARKET VALUE    APPRECIATION
-----                                               --------    ------    ---------    --------    ------------    ------------
S&P 500 Index                                        Dec-01      $825        820       $382,927      $381,300         $1,627
_______________________________________________________________________________________________________________________________
===============================================================================================================================

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the year ended October 31, 2001, the three-month period ended October 31, 2000 and the year ended July 31, 2000 were as follows:

                                               OCTOBER 31, 2001              OCTOBER 31, 2000              JULY 31, 2000
                                          ---------------------------    ------------------------    --------------------------
                                            SHARES         AMOUNT         SHARES        AMOUNT         SHARES         AMOUNT
                                          ----------    -------------    --------    ------------    ----------    ------------
Sold:
  Class A                                  2,607,224    $  36,985,855     347,483    $  9,371,278     6,753,064    $125,825,634
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                    944,149       13,389,082     204,534       5,413,560     4,029,763      72,063,849
-------------------------------------------------------------------------------------------------------------------------------
  Class C                                    277,801        4,096,580      86,484       2,288,148     1,535,334      29,503,687
===============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                 10,692,353      153,328,334          --              --       778,251      14,945,789
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                  7,827,043      108,874,162          --              --       531,984      10,113,306
-------------------------------------------------------------------------------------------------------------------------------
  Class C                                  1,099,897       15,321,560          --              --        57,775       1,099,467
===============================================================================================================================
Reacquired:
  Class A                                 (8,900,416)    (127,163,017)   (754,034)    (20,292,245)   (3,968,990)    (88,654,250)
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                 (4,166,728)     (57,995,578)   (329,580)     (8,776,609)   (2,136,331)    (46,601,109)
-------------------------------------------------------------------------------------------------------------------------------
  Class C                                   (966,356)     (14,066,819)    (39,595)     (1,043,901)     (245,494)     (5,234,431)
===============================================================================================================================
                                           9,414,967    $ 132,770,159    (484,708)   $(13,039,769)    7,335,356    $113,061,942
_______________________________________________________________________________________________________________________________
===============================================================================================================================


NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    CLASS A
                                              -----------------------------------------------------------------------------------
                                                                                                               JUNE 29, 1998
                                              YEAR ENDED     THREE MONTHS ENDED    YEAR ENDED JULY 31,        (DATE OPERATIONS
                                              OCTOBER 31,       OCTOBER 31,        --------------------    COMMENCED) TO JULY 31,
                                                 2001               2000           2000(a)     1999(a)            1998(a)
                                              -----------    ------------------    --------    --------    ----------------------
Net asset value, beginning of period           $  26.05           $  25.79         $  14.86    $   9.76           $  10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                     0.05               0.03            (0.14)      (0.09)              0.02
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      (3.51)              0.23            11.97        5.20              (0.26)
=================================================================================================================================
    Total from investment operations              (3.46)              0.26            11.83        5.11              (0.24)
=================================================================================================================================
Less distributions:
  Dividends from net investment income            (0.01)                --               --       (0.01)                --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains          (10.09)                --            (0.90)         --                 --
=================================================================================================================================
    Total distributions                          (10.10)                --            (0.90)      (0.01)                --
=================================================================================================================================
Net asset value, end of period                 $  12.49           $  26.05         $  25.79    $  14.86           $   9.76
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                  (18.27)%             1.01%           81.64%      52.36%             (2.40)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $267,260           $442,913         $449,044    $205,721           $107,540
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets
  (including interest expense and dividends
  on short sales expense):
  With fee waivers                                 1.15%(c)           1.50%(d)         1.73%       2.35%              1.59%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                              1.25%(c)           1.60%(d)         1.81%       2.35%              1.59%(d)
=================================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense and dividends
  on short sales expense):
  With fee waivers                                 1.13%(c)           1.41%(d)         1.47%       1.74%              1.59%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                              1.23%(c)           1.51%(d)         1.55%       1.74%              1.59%(d)
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                               0.30%(c)           0.39%(d)        (0.63)%     (1.44)%             2.00%(d)
=================================================================================================================================
Ratio of interest expense and dividends on
  short sales expense to average net assets        0.02%(c)           0.09%(d)         0.26%       0.61%                --
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                             250%                52%             198%        220%                13%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $340,270,092.
(d)  Annualized.

                                                                                    CLASS B
                                              -----------------------------------------------------------------------------------
                                                                                                               JULY 13, 1998
                                              YEAR ENDED     THREE MONTHS ENDED    YEAR ENDED JULY 31,        (DATE OPERATIONS
                                              OCTOBER 31,       OCTOBER 31,        --------------------    COMMENCED) TO JULY 31,
                                                 2001               2000           2000(a)     1999(a)            1998(a)
                                              -----------    ------------------    --------    --------    ----------------------
Net asset value, beginning of period           $  25.61           $  25.41         $  14.75    $   9.76           $ 10.07
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                    (0.07)             (0.02)           (0.30)      (0.17)             0.01
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      (3.42)              0.22            11.86        5.17             (0.32)
=================================================================================================================================
    Total from investment operations              (3.49)              0.20            11.56        5.00             (0.31)
=================================================================================================================================
Less distributions:
  Dividends from net investment income               --                 --               --       (0.01)               --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains          (10.09)                --            (0.90)         --                --
=================================================================================================================================
Net asset value, end of period                 $  12.03           $  25.61         $  25.41    $  14.75           $  9.76
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                  (18.93)%             0.79%           80.38%      51.30%            (3.08)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $208,563           $325,957         $326,571    $153,793           $84,285
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets
  (including interest expense and dividends
  on short sales expense)                          1.91%(c)           2.27%(d)         2.48%       3.03%             2.30%(d)
=================================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense and dividends
  on short sales expense)                          1.89%(c)           2.18%(d)         2.22%       2.42%             2.30%(d)
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                              (0.46)%(c)         (0.37)%(d)       (1.38)%     (2.12)%            1.29%(d)
=================================================================================================================================
Ratio of interest expense and dividends on
  short sales expense to average net assets        0.02%(c)           0.09%(d)         0.26%       0.61%               --
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                             250%                52%             198%        220%               13%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $253,954,910.
(d)  Annualized.

                                                                                         CLASS C
                                                        -------------------------------------------------------------------------
                                                                                                             DECEMBER 30, 1998
                                                        YEAR ENDED     THREE MONTHS ENDED    YEAR ENDED         (DATE SALES
                                                        OCTOBER 31,       OCTOBER 31,         JULY 31,     COMMENCED) TO JULY 31,
                                                           2001               2000            2000(a)             1999(a)
                                                        -----------    ------------------    ----------    ----------------------
Net asset value, beginning of period                      $ 25.63           $  25.43          $ 14.78              $11.70
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              (0.07)             (0.02)           (0.32)              (0.11)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                             (3.42)              0.22            11.87                3.19
=================================================================================================================================
    Total from investment operations                        (3.49)              0.20            11.55                3.08
=================================================================================================================================
Less distributions from net realized gains                 (10.09)                --            (0.90)                 --
=================================================================================================================================
Net asset value, end of period                            $ 12.05           $  25.63          $ 25.43              $14.78
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                            (18.91)%             0.79%           80.15%              29.31%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $26,637           $ 46,111          $44,557              $5,977
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets (including
  interest expense and dividends on short sales
  expense)                                                   1.91%(c)           2.27%(d)         2.48%               3.03%(d)
=================================================================================================================================
Ratio of expenses to average net assets (excluding
  interest expense and dividends on short sales
  expense)                                                   1.89%(c)           2.18%(d)         2.22%               2.42%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                    (0.46)%(c)         (0.37)%(d)       (1.38)%             (2.12)%(d)
=================================================================================================================================
Ratio of interest expense and dividends on short sales
  expense to average net assets                              0.02%(c)           0.09%(d)         0.26%               0.61%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                       250%                52%             198%                220%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $33,517,145.
(d)  Annualized.

SMALL CAP OPPORTUNITIES FUND

                       REPORT OF INDEPENDENT AUDITORS

                       To the Shareholders of AIM Small Cap Opportunities Fund And Board of Trustees of AIM Special Opportunities Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Small Cap Opportunities Fund (a portfolio AIM Special Opportunities Funds), including the schedule of investments, as of October 31, 2001, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the three months ended October 31, 2000 and the year ended July 31, 2000, and the financial highlights for each of the periods presented from commencement of operations through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those statements and financial highlights.

                       We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

                       In our opinion, the 2001 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Small Opportunities Fund at October 31, 2001, and the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                       ERNST & YOUNG LLP

                       Houston, Texas
                       December 10, 2001

SMALL CAP OPPORTUNITIES FUND

BOARD OF TRUSTEES                                     OFFICERS                                 OFFICE OF THE FUND
Robert H. Graham                                      Robert H. Graham                         11 Greenway Plaza
Chairman, President and Chief Executive Officer       Chairman and President                   Suite 100
A I M Management Group Inc.                                                                    Houston, TX 77046
                                                      Carol F. Relihan
Frank S. Bayley                                       Senior Vice President and Secretary      INVESTMENT ADVISOR
Partner, Baker & McKenzie
                                                      Gary T. Crum                             A I M Advisors, Inc.
Bruce L. Crockett                                     Senior Vice President                    11 Greenway Plaza
Director                                                                                       Suite 100
ACE Limited;                                          Edgar M. Larsen                          Houston, TX 77046
Formerly Director, President, and                     Senior Vice President
Chief Executive Officer                                                                        TRANSFER AGENT
COMSAT Corporation                                    Dana R. Sutton
                                                      Vice President and Treasurer             A I M Fund Services, Inc.
Owen Daly II                                                                                   P.O. Box 4739
Formerly, Director                                    Melville B. Cox                          Houston, TX 77210-4739
Cortland Trust, Inc.                                  Vice President
                                                                                               CUSTODIAN
Albert R. Dowden                                      Mary J. Benson
Chairman, The Cortland Trust, Inc. and                Assistant Vice President and             State Street Bank and Trust Company
DHJ Media, Inc.; and                                  Assistant Treasurer                      225 Franklin Street
Director, Magellan Insurance Company,                                                          Boston, MA 02110
Formerly Director, President and                      Sheri Morris
Chief Executive Officer,                              Assistant Vice President and             COUNSEL TO THE FUND
Volvo Group North America, Inc.; and                  Assistant Treasurer
Senior Vice President, AB Volvo                                                                Ballard Spahr
                                                                                               Andrews & Ingersoll, LLP
Edward K. Dunn Jr.                                                                             1735 Market Street
Formerly, Chairman, Mercantile Mortgage Corp.;                                                 Philadelphia, PA 19103
Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and                                                       COUNSEL TO THE TRUSTEES
President, Mercantile Bankshares
                                                                                               Kramer, Levin, Naftalis & Frankel LLP
Jack M. Fields                                                                                 919 Third Avenue
Chief Executive Officer                                                                        New York, NY 10022
Twenty First Century Group, Inc.;
Formerly Member                                                                                DISTRIBUTOR
of the U.S. House of Representatives
                                                                                               A I M Distributors, Inc.
Carl Frischling                                                                                11 Greenway Plaza
Partner                                                                                        Suite 100
Kramer, Levin, Naftalis & Frankel LLP                                                          Houston, TX 77046

Prema Mathai-Davis                                                                             AUDITORS
Member, Visiting Committee,
Harvard University Graduate School                                                             Ernst & Young LLP
of Education, New School University;                                                           1221 McKinney, Suite 2400
Formerly Chief Executive Officer,                                                              Houston, TX 77010-2007
YWCA of the U.S.A.

Lewis F. Pennock
Partner, Pennock & Cooper

Ruth H. Quigley
Private Investor

Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2001, 0.18% is eligible for the dividends received deduction for corporations. The Fund distributed capital gains of $100,450,987 for the Fund's tax year ended October 31, 2001, which will be taxed as long-term gain.

HOW AIM FUNDS MAKES INVESTING EASY

AIM BANK CONNECTION(SM)          You can invest in your AIM account in amounts
                                 from $50 to $100,000 without writing a check.
                                 Once you set up this convenient feature, AIM will draw the funds from your pre-authorized checking account at your request.

AIM INTERNET CONNECT(SM)         Sign up for this service and you can buy,
                                 redeem or exchange shares of AIM funds in your AIM account simply by visiting our Web site at www.aimfunds.com. For a retirement account, such as an IRA or a 403(b), only exchanges are allowed over the Internet because of the tax-reporting and record keeping requirements these accounts involve.

AUTOMATIC REINVESTMENT OF        You can receive distributions in cash, or you
DIVIDENDS AND/OR CAPITAL GAINS   can reinvest them in your account with out
                                 paying a sales charge. Over time, the power of compounding can significantly increase the value of your account.

AUTOMATIC INVESTMENT PLAN        You can add to your account by authorizing your
                                 AIM fund to withdraw a specified amount, minimum $25, from your bank account on a regular schedule.

EASY ACCESS TO YOUR MONEY        You can redeem shares of your AIM fund any day
                                 the New York Stock Exchange is open. The value of the shares may be more or less than their original cost depending on market conditions.

EXCHANGE PRIVILEGE               As your investment goals change, you may
                                 exchange part or all of your shares of one fund for shares of a different AIM fund within the same share class. You may make up to 10 such exchanges per calendar year.

TAX-ADVANTAGED RETIREMENT PLANS  You can enjoy the tax advantages offered by a variety of investment plans, including
                                 Traditional IRAs, Roth IRAs and education IRAs, among others.

www.aimfunds.com                 Our award-winning Web site provides account
                                 information, shareholder education and
                                 fund-performance information. You can e-mail us via the Web site for account-specific or general information.

eDELIVERY                        This electronic service delivers fund reports
                                 and prospectuses via e-mail. If you choose to receive your reports and prospectuses this way, you will not receive paper copies. To sign up, log into your account at aimfunds.com, click on "Account Options" and select "eDelivery."

AIM INVESTOR LINE,               You can find current account information and
800-246-5463                     the price, yield and total return on all AIM
                                 funds 24 hours a day. You can also order a year-to-date statement of your account.

                                  EQUITY FUNDS

    DOMESTIC EQUITY FUNDS                INTERNATIONAL/GLOBAL EQUITY FUNDS             A I M Management Group Inc. has provided
                                                                                       leadership in the mutual fund industry since
       MORE AGGRESSIVE                           MORE AGGRESSIVE                       1976 and managed approximately $141 billion
                                                                                       in assets for 10.1 million shareholders,
AIM Small Cap Opportunities(1)           AIM Developing Markets                        including individual investors, corporate
AIM Mid Cap Opportunities(1)             AIM European Small Company                    clients and financial institutions, as of
AIM Large Cap Opportunities(1)           AIM Asian Growth                              September 30, 2001.
AIM Emerging Growth                      AIM International Emerging Growth                 The AIM Family of Funds--Registered
AIM Small Cap Growth                     AIM Global Aggressive Growth                  Trademark-- is distributed nationwide, and
AIM Aggressive Growth                    AIM European Development                      AIM today is the tenth-largest mutual fund
AIM Mid Cap Growth                       AIM Euroland Growth                           complex in the United States in assets under
AIM Dent Demographic Trends              AIM International Equity                      management, according to Strategic Insight,
AIM Constellation                        AIM Global Growth                             an independent mutual fund monitor. AIM is a
AIM Large Cap Growth                     AIM Worldwide Spectrum                        subsidiary of AMVESCAP PLC, one of the
AIM Weingarten                           AIM Global Trends                             world's largest independent financial
AIM Small Cap Equity                     AIM International Value(3)                    services companies with $361 billion in
AIM Capital Development                                                                assets under management as of September 30,
AIM Charter                                    MORE CONSERVATIVE                       2001.
AIM Mid Cap Equity
AIM Select Equity(2)                          SECTOR EQUITY FUNDS
AIM Value II
AIM Value                                      MORE AGGRESSIVE
AIM Blue Chip
AIM Basic Value                          AIM New Technology
AIM Large Cap Basic Value                AIM Global Telecommunications and Technology
AIM Balanced                             AIM Global Energy(4)
AIM Basic Balanced                       AIM Global Infrastructure
                                         AIM Global Financial Services
    MORE CONSERVATIVE                    AIM Global Health Care
                                         AIM Global Utilities
                                         AIM Real Estate(5)

                                               MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

 TAXABLE FIXED-INCOME FUNDS              TAX-FREE FIXED-INCOME FUNDS

      MORE AGGRESSIVE                          MORE AGGRESSIVE

AIM High Yield II                        AIM High Income Municipal
AIM High Yield                           AIM Municipal Bond
AIM Strategic Income                     AIM Tax-Free Intermediate
AIM Income                               AIM Tax-Exempt Cash
AIM Global Income
AIM Intermediate Government                   MORE CONSERVATIVE
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

       MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2)On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (3)On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (4)On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (5)On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. For more complete information about any AIM fund, including the risks, sales charges and expenses, obtain the appropriate prospectus(es) from your financial advisor. Please read the prospectus(es) carefully before you invest or send money. If used as sales material after January 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARD LOGO APPEARS HERE]                         [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M DISTRIBUTORS, INC.                                               SCO-AR-1